UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2014

RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 E. Lake Cook Road, Suite 750 Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

(805) 229-1829

(Registrant’s telephone number, including area code)

1800 Century Park East, 6th Floor

Los Angeles California 90067

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 1, 2014, RestorGenex Corporation (the “Company”) entered into an indemnification agreement with each of its directors and officers (collectively, the “Indemnification Agreements”) pursuant to which the Company agreed to indemnify its directors and officers against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was a directors or officer of the Company.  The Company will be obligated to pay these amounts only if the director or officer acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to the best interests of the Company.  With respect to any criminal proceeding, the Company will be obligated to pay these amounts only if the director or officer had no reasonable cause to believe his or her conduct was unlawful.  The Indemnification Agreements also set forth procedures that will apply in the event of a claim for indemnification.

The foregoing description of the Indemnification Agreements is a summary of the material terms of the Indemnification Agreements, does not purport to be complete and is qualified in its entirety by reference to the complete text of the form of Indemnification Agreement copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At a meeting held on October 1, 2014, the Board of Directors (the “Board”) of the Company adopted Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), to be effective immediately upon their adoption by the Board. Upon their effectiveness, the Amended and Restated Bylaws replace and supersede in their entirety the then existing Bylaws of the Company (the “Prior Bylaws”).

Below is a brief description of the substantive amendments that were made to the Prior Bylaws. Among other changes to the Prior Bylaws, the Amended and Restated Bylaws:

•                                                   reflect the Company’s current corporate name and not the name of a predecessor entity;

•                                                   increase the flexibility of the Board to hold an annual meeting of stockholders at any place, either within or without the State of Nevada, and at any time, as may be determined by the Board as opposed to in Maricopa County, State of Arizona on a date during the month of May;

•                                                   increase the minimum time required to give notice of an annual meeting of stockholders from five (5) days to not less than ten (10) nor more than sixty (60) days before the date of the meeting and in the case of special meetings of stockholders from ten (10) days to not less than ten (10) nor more than sixty (60) days before the date of the meeting;

•                                                   eliminate the ability of stockholders to call a special meeting of stockholders;

•                                                   increase the quorum requirement to the presence, in person or by proxy duly authorized, of the holders of a majority of the voting power of the Company’s capital stock from 25% of the issued and outstanding shares of capital stock of the Company;

•                                                   impose advance notice and informational requirements for director nominations and stockholder proposals;

•                                                   add procedures regarding the conduct of meetings of stockholders and eliminate a requirement regarding the type and order of business to be considered at each regular meeting of the stockholders;

•                                                   change the provision regarding the determination of stockholders entitled to vote at meetings from ten (10) days preceding the date of the meeting to a date not more than sixty (60) nor less than ten (10) days before the date of the meeting as set by the Board;

•                                                   add voting requirement provisions consistent with current Nevada corporate law;

•                                                   add a provision permitting stockholder action without a meeting consistent with current Nevada corporate law;

•                                                   permit the participation by stockholders through electronic communications consistent with current Nevada corporate law;

•                                                   confirm that the Board may postpone or cancel any annual or special meeting of stockholders;

•                                                   set the number of directors within a range of one (1) to twelve (12), with the number to be determined by the Board from time to time, as opposed to a fixed number of directors at five (5);

•                                                   provide that director vacancies resulting from death, resignation, disqualification, removal or other causes and any newly created directorships shall be filled by the affirmative vote of a majority of the directors then in office, even if less than a quorum of the Board, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, as opposed to a vote of director or stockholders;

•                                                   increase the flexibility to hold Board meetings by reducing the notice period from a minimum of three (3) days to twenty-four (24) hours in the event of a special meeting and no notice for regular meetings for which the time and place have been fixed and by expanding the method of notice to include notice by telephone, e-mail or in person;

•                                                   add resignation and removal of director provisions consistent with current Nevada corporate law;

•                                                   add procedures regarding the conduct of Board meetings and eliminate a requirement regarding the type and order of business to be considered at each Board meeting;

•                                                   permit the participation by directors at meetings through electronic communications consistent with current Nevada corporate law;

•                                                   add a provision permitting Board action without a meeting consistent with current Nevada corporate law;

•                                                   add detail regarding the creation and authority of Board committees and their procedures consistent with current Nevada corporate law;

•                                                   eliminate provisions that prohibited Board compensation until such time as the Company is able to declare and pay dividends on its capital stock and required a unanimous vote of the Board to approve any director or executive officer salary or compensation and add a provision that the Board may establish the compensation of directors consistent with current Nevada corporate law;

•                                                   conform the officer titles and positions with those used by the Company;

•                                                   provide for uncertificated shares of capital stock;

•                                                   add more detail regarding how notice must be given to stockholders and directors consistent with current Nevada corporate law;

•                                                   eliminate a provision requiring the principal place of business of the Company to be in Phoenix, Arizona and add a provision giving the Company flexibility to have offices within and without the State of Nevada other than its registered office in the State of Nevada;

•                                                   eliminate a provision requiring a corporate seal and all agreements and contracts to have the corporate seal affixed thereto;

•                                                   add a new provision to require that, unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, will be the sole and exclusive forum for (a) any derivative action or proceeding brought in the name or right of the Company or on its behalf, (b) any action asserting a claim of breach of any fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (c) any action arising or asserting a claim arising pursuant to any provision of the NRS Chapters 78 or 92A or the Articles of Incorporation or Amended and Restated Bylaws, as amended from time to time or (d) any action asserting a claim governed by the internal affairs doctrine, including, without limitation, any action to interpret, apply, force or determine the validity of the Articles of Incorporation or Amended and Restated Bylaws; and to provide that any person or entity acquiring any interest in shares of capital stock of the Company is deemed to have notice of and consented to the foregoing provision; and

•                                                   revise the amendment provision to provide that the Amended and Restated Bylaws may be amended or repealed by a vote of a majority of the directors then in office as opposed to the current requirement of a vote of not less than all of the entire Board or may be amended by the holders of at least 66-2/3% of the voting power of outstanding shares of capital stock entitled to vote generally in the election of directors as opposed to the current requirement of a vote or consent in writing signed by the holders of 51% of the issued and outstanding capital stock.

The Amended and Restated Bylaws also include a number of clerical, technical, conforming and clarifying changes.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of RestorGenex Corporation (filed herewith)

10.1	Form of Indemnification Agreement between RestorGenex Corporation and Each of its Directors and Officers (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2014	RESTORGENEX CORPORAITON

	By:	/s/ Tim Boris
	Name:	Tim Boris
	Title:	Vice President, General Counsel and Secretary

RESTORGENEX CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Amended and Restated Bylaws of RestorGenex Corporation	Filed herewith

10.1	Form of Indemnification Agreement between RestorGenex Corporation and Each of its Directors and Officers	Filed herewith